                                                                   EXHIBIT 99(a)
                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                                 FRONTSTEP, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report of Frontstep, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                           By: /s/ STEPHEN A. SASSER
                      -------------------------------------
                                Stephen A. Sasser
                      President and Chief Executive Officer


Date: November 19, 2002


             -------------------------------------------------------
                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                                 FRONTSTEP, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report of Frontstep, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and on the date indicated below, hereby certifies that, to the best of his knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                           By: /s/ DANIEL P. BUETTIN
                   ------------------------------------------
                                Daniel P. Buettin
                         Vice President, Finance, Chief
                        Financial Officer And Secretary,
                   Principal Financial and Accounting Officer


Date: November 19, 2002